

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:  441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                      07/20/2000


Investor Certificateholder Floating Allocation              90.24%
Percentage
Investor Certificateholder Fixed Allocation                 97.90%
Percentage

Aggregate Amount of  Collections                      5,024,148.71
     Aggregate Amount of  Interest Collections        1,482,239.64
     Aggregate Amount of  Principal Collections       3,541,909.07

              Int. Collections Alloc. to Investor     1,337,587.58
Class A Principal Collections                         3,278,475.32
Seller Interest Collections                             144,652.06
Seller Principal Collections                            263,433.75

Weighted Average Loan Rate                                  13.91%
Net Loan Rate                                               12.91%

               Weighted Average Maximum Loan Rate           19.10%

Class A-1 Certificate Rate                                 6.9013%
Maximum Investor Certificate Rate                         12.9500%
Class A-1 Certificate Interest Distributed              618,322.32
Class A-1 Investor Certificate Interest Shortfall             0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                    0.00










Maximum Principal Dist. Amount (MPDA)                 3,467,528.98
Alternative Principal Dist. Amount (APDA)             3,278,475.32
Rapid Amortization Period? (Y=1, N=0)                         0.00
Scheduled Principal  Distribution Amount (SPDA)       3,278,475.32

Principal  allocable to Class A-1                     3,278,475.32

SPDA deposited to Funding Account                             0.00

Accelerated Principal Distribution Amount                     0.00

APDA allocable to Class A-1                                   0.00


Reimbursement to Credit Enhancer                              0.00

Spread Trigger hit?                                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss            82,026.04
Amount


Cumulative Investor Liquidation Loss Amount              82,026.04

Total Principal allocable to A-1                      3,360,501.36


Beginning Class A-1 Certificate Principal Balance   107,514,839.44

Ending Class A-1 Certificate Principal Balance      104,154,338.08




Pool Factor (PF)                                         0.1633384

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      07/20/2000

Retransfer Deposit Amount                                     0.00
Servicing Fees Distributed                               92,306.84
Beg. Accrued and Unpaid Inv. Servicing Fees                   0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                 0.00
End. Accrued and Unpaid Inv. Servicing Fees                   0.00

Aggregate Investor Liquidation Loss Amount               82,026.04
Investor Loss Reduction Amount                                0.00

Beginning Pool Balance                              122,747,124.85
Ending Pool Balance                                 119,376,940.47
Beginning Invested Amount                           110,768,208.44
Ending Invested Amount                              107,407,707.08
Beginning Seller Principal Balance                   11,978,916.41
Ending Seller Principal Balance                      11,969,233.39
Additional Balances                                     263,433.75



Beginning Funding Account Balance                             0.00
Ending Funding Account Balance                                0.00
Ending Funding Account Balance % (before any                 0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase             0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                 0.00
Purchased in Period
Principal Collections to purchase Additional                  0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                        0.00
Ending Pre-Funding Account Balance                            0.00
Pre-Funding Earnings                                          0.00

Beginning Capitalized Interest Account                        0.00
Capital Interest Requirement (Transferred to                  0.00
Collection Account)
Ending Capitalized Interest Account                           0.00

Beginning Spread Account Balance                      6,506,737.00
Ending Spread Account Balance                         6,506,737.00

Beginning Seller Interest                                  9.7590%
Ending Seller's Interest                                  10.0264%

Delinquency & REO Status
   60 - 89 days (Del Stat 4)
     No. of Accounts                                            81
     Trust Balance                                    2,940,680.15
   90+ days (Del Stat 5+)
     No. of Accounts                                           157
     Trust Balance                                    4,380,505.84
   270+ days (Del Stat 11+)
     No. of Accounts                                            94
     Trust Balance                                    2,364,535.29
   REO
     No. of Accounts                                            26
     Trust Balance                                      746,324.19

Rapid Amortization Event ?                                      No
   Failure to make payment within 5 Business Days               No
of Required Date ?
   Failure to perform covenant relating to                      No
Trust's Security Interest ?
   Failure to perform other covenants as                        No
described in the Agreement ?
   Breach of Representation or Warranty ?                       No
   Bankruptcy, Insolvency or Receivership                       No
relating to Seller ?
   Subject to Investment Company Act of 1940                    No
Regulation ?
   Servicing Termination ?                                      No
   Aggregate of Credit Enhancement Draw Amounts                 No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      07/20/2000

Event of Default ?                                              No
   Failure by Servicer to make payment within 5                 No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                      No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants               No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                       No
relating to Master Servicer ?
   Trigger Event ?                                              No



Policy Fee Distributed to Credit Enhancer (Paid                N/A
directly from HFC)
Premium Distributed to Credit Enhancer                        0.00
Amount Distributed to Seller                            408,085.81
Master Servicer Credit Facility Amount                        0.00
Guaranteed Principal Distribution Amount                      0.00
Credit Enhancement Draw Amount                                0.00
Spread Account Draw Amount                                    0.00
Capitalized Interest Account Draw                             0.00
Amount re-imbursed to Credit Enhancer                         0.00
(5.01(a)(vi))
Amount paid to Trustee                                        0.00
Cumulative Draw under Policy                                  0.00
Net Yield                                                    5.09%


Total  Available Funds
     Aggregate Amount of Collections                  5,024,148.71
     Deposit for principal not used to purchase               0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account             0.00
     Deposit from Capitalized Interest Account                0.00
     Total                                            5,024,148.71


Application of Available Funds
     Servicing Fee                                       92,306.84
     Prinicpal and Interest to Class A-1              3,978,823.68

     Seller's portion of Principal and Interest         408,085.81
     Funds deposited into Funding Account (Net)               0.00
     Funds deposited into Spread  Account                     0.00
     Excess funds released to Seller                    544,932.38
     Total                                            5,024,148.71



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.









A Servicing Officer




Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      07/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation             90.2410%
Percentage
Class A Certificateholder Fixed Allocation                97.9000%
Percentage

Beginning Class A-1 Certificate Balance             107,514,839.44


Class A-1 Certificate Rate                               6.901250%

Class A-1 Certificate Interest Distributed                0.969674

Class A-1 Certificate Interest Shortfall                  0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest           0.000000
Shortfall


Rapid Amortization Event ?                                      No
Class A-1 Certificate Principal Distributed               5.270052

   Maximum Principal Distribution Amount                  5.437896
   Scheduled Principal  Distribution Amount               5.141416
(SPDA)
   Accelerated Principal Distribution Amount              0.000000
   Aggregate Investor Liquidation Loss Amount             0.128636
Distributed

Total Amount Distributed to Certificateholders            6.239726

Principal Collections deposited into Funding                  0.00
Account
Ending Funding Account Balance                                0.00

Ending Class A-1 Certificate Balance                104,154,338.08


Class A-1 Factor                                         0.1633384

Pool Factor (PF)                                         0.1633384

Unreimbursed Liquidation Loss Amount                         $0.00
Accrued Interest on Unreimbursed Liquidation Loss            $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                    $0.00
Liquidation Loss Amount

Class A Servicing Fee                                    92,306.84

Beginning Invested Amount                           110,768,208.44
Ending Invested Amount                              107,407,707.08
Beginning Pool Balance                              122,747,124.85
Ending Pool Balance                                 119,376,940.47

Spread Account Draw Amount                                    0.00
Credit Enhancement Draw Amount                                0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      07/20/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                            81
     Trust Balance                                    2,940,680.15

   90+ days (Del Stat 3+)
     No. of Accounts                                           157
     Trust Balance                                    4,380,505.84

   REO
     No. of Accounts                                            26
     Trust Balance                                      746,324.19

Aggregate Liquidation Loss Amount for Liquidated         90,896.66
Loans

Class A-1 Certificate Rate for Next Distribution     To be updated
Date


Amount of any Draws on the Policy                             0.00

Subsequent Mortgage Loans
     No. of Accounts                                          0.00
     Trust Balance                                            0.00

Pre-Funded Amount (Ending)                                    0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                             0
     Trust Balance                                            0.00

Capitalized Interest Account (Ending)                         0.00

Earnings on the Pre-Funding Account                           0.00

